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                                                                    Exhibit j.2*

           CUSTODIAL AGREEMENT (this "Custodial Agreement") dated as of November 7, 1997, made by and among:

     (i) ALLIED CAPITAL COMMERCIAL CORPORATION, a Maryland corporation, as a Borrower and BUSINESS MORTGAGE INVESTORS, INC., a Maryland corporation, as a Borrower (each a "Borrower", collectively, the "Borrowers");

    (ii) LASALLE NATIONAL BANK, as custodian for the Lender pursuant to the Loan Agreement referred to below (in such capacity, the "Custodian"); and

   (iii)   MERRILL LYNCH MORTGAGE CAPITAL INC. (the "Lender").

                                    RECITALS

           The Borrowers and the Lender are parties to the Master Repurchase Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "Master Repurchase Agreement"), pursuant to which the Lender has agreed, subject to the terms and conditions of the Master Repurchase Agreement, to make revolving credit loans to the Borrowers to finance Eligible Mortgage Loans (as defined therein) owned by the Borrowers.

           It is a condition precedent to the effectiveness of the Loan Agreement that the parties hereto execute and deliver this Custodial Agreement to provide for the appointment of the Custodian as custodian hereunder. Accordingly, the parties hereto agree as follows:

           Section 1. Definitions.

           Unless otherwise defined herein, capitalized terms when used herein shall have their respective assigned meanings as set forth in the Loan Agreement, and the following terms shall have the following meanings:

           "Affiliate" shall mean with respect to any Person, any "affiliate" of such Person as such term is defined in the United States Bankruptcy Code in effect from time to time.

           "Authorized Representative"  shall have the meaning specified in
Section 18 hereof.

           "Collateral Agent" shall mean the Person indicated in writing by the Lender pursuant to delivery by the Lender to the Custodian of a Notice of Collateral Agent in the form of Annex 13 hereto, or its successor in interest.

           "Collateral Agent Termination" shall have the meaning specified in
Section 26 hereof.

           "Custodial Delivery Failure" shall have the meaning specified in
Section 13 hereof.

           "Custodial Identification Certificate" shall mean the certificate executed by each Borrower in connection with the pledge of Eligible Mortgage Loans to the Lender to be held by the Custodian pursuant to this Custodial Agreement, a form of which is attached as Annex 3 hereto.


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           "Exception" shall mean, with respect to any Mortgage Loan, any of the following: (i) the variances from the requirements of Section 2 hereof with respect to the Mortgage Files (giving effect to the Borrower's right to deliver certified copies in lieu of original documents in certain circumstances), (ii) a Mortgage Loan which has been pledged to the Lender under the Loan Agreement in excess of 365 calendar days, (iii) a Mortgage Loan that has been released to the Borrower pursuant to Section 5(a) hereof in excess of 14 calendar days, (iv) an Eligible Mortgage Loan that has been released under any Transmittal Letter in the form of Annex 11 and 12 hereto in excess of the time period stated in such Transmittal Letter for release, and (v) any Mortgage Loan with respect to which the Custodian receives written notice or has actual knowledge of a lien subject or security interest in favor of a Person other than the Lender with respect to such Mortgage Loan.

           "MBS" shall have the meaning specified in Section 5(b)(ii) hereof.

           "Mortgage File" shall mean, as to each Mortgage Loan, those documents listed in Section 2 of this Custodial Agreement that are delivered to the Custodian or which at any time come into the possession of the Custodian.

           "Mortgage Loan Documents" shall mean, with respect to a Mortgage Loan, the documents comprising the Mortgage File for such Mortgage Loan.

           "Mortgage Loan Schedule" shall mean a list of Eligible Mortgage Loans to be pledged pursuant to the Loan Agreement, attached to a Custodial Identification Certificate, setting forth, as to each Eligible Mortgage Loan, the applicable information specified on Annex 1 to this Custodial Agreement.

           "Mortgage Loan Schedule and Exception Report" means a list of Eligible Mortgage Loans delivered by the Custodian to the Lender on each Business Day, reflecting the Mortgage Loans held by the Custodian for the benefit of the Lender as of the close of business on the Business Day prior to the date of delivery, which includes codes indicating any Exceptions with respect to each Mortgage Loan listed thereon. Each Mortgage Loan Schedule and Exception Report shall set forth (a) shall be in a form acceptable to Merrill Lynch, (b) the Mortgage Loans being pledged to the Lender on any applicable Funding Date as well as the Mortgage Loans previously pledged to the Lender and held by the Custodian hereunder, and (c) all Exceptions with respect thereto, with any updates thereto from the time last delivered.

           "Notice of Collateral Agent" shall mean the written notice of the security interest of a Collateral Agent in the form of Annex 13 hereto.

           "Officer's Certificate" shall mean a certificate signed by a Responsible Officer of the Person delivering such certificate and delivered as required by this Custodial Agreement.

           "Opinion of Counsel" shall mean a written opinion letter of counsel in form and substance reasonably acceptable to the party receiving such opinion letter.

           "Pledgee" shall have the meaning specified in Section 25 hereof.

           "Proceeds" shall mean whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

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           "Responsible Officer" shall mean, as to any Person, the chief executive officer or, the Managing Member with respect to financial matters, the chief financial officer of such person, and as to the Borrower, those authorized Persons listed on Schedule 3 attached to the Loan Agreement as such schedule may be modified from time to time.

           "Review Procedures" shall have the meaning specified in Section 3(c) hereof.

           "Trust Receipt" shall mean a Trust Receipt in the form annexed hereto as Annex 2 delivered to the Lender by the Custodian covering all of the Mortgage Loans subject to this Agreement from time to time, as reflected on the Schedule and Exception Report attached thereto in accordance with Section 3(e).

           Section 2. Appointment of Custodian:  Delivery of Asset File.

           (a) By executing and delivering this Agreement, the Lender has appointed the Custodian to act as agent and custodian for the exclusive benefit of the Lender with respect to the Collateral. The Custodian hereby accepts such appointment and agrees to maintain and hold all Collateral at any time delivered to it as bailee and custodian for the exclusive benefit of the Lender and will review all collateral files as outlined in Annex 4. The Custodian acknowledges and agrees that the Custodian is acting and will act with respect to the Collateral for the exclusive benefit of the Lender and is not, and shall not at any time in the future be, subject with respect to the Collateral, in any manner or to any extent, to the direction or control of the Borrower except as expressly permitted hereby. The Custodian agrees to act in accordance with this Agreement and in accordance with any written instructions from the Lender delivered pursuant hereto consistent herewith. Under no circumstances shall the Custodian deliver possession of Collateral to the Borrower or any Person other than the Lender except in accordance with the express terms of this Agreement or otherwise upon the written instruction of the Lender.

           (b) No later than 12:00 p.m., New York City time, two (2) Business Days prior to any Funding Date, the Borrower shall release to the Custodian the following original documents pertaining to each Eligible Mortgage Loan to be pledged to the Lender and included in the Borrowing Base on such Funding Date, each of which Mortgage Loans shall be identified in a Mortgage Loan Schedule delivered therewith, with a copy of such Mortgage Loan Schedule delivered to the Lender (or, if another time is specified below for such release or delivery, at such other time):

   (I)     With respect to each Eligible Mortgage Loan:

           (a) The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized Person (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

           (b) The original of the guarantee executed in connection with the Mortgage Note (if any).

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           (c)  The original Mortgage with evidence of recording thereon, or a copy thereof together with an Officer's Certificate of the title company or recording office certifying that such represents a true and correct copy of the original and that such original has been submitted or promptly after closing will be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

           (d) The originals of all assumption, modification, consolidation or extension agreements relating to the Mortgage with evidence of recording thereon, or copies thereof together with an Officer's Certificate of the title company or recording office certifying that such represent true and correct copies of the originals and that such originals have each been submitted or promptly after closing will be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

           (e) The original Assignment of Mortgage in blank for each Mortgage Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

           (f) The originals of all intervening assignments of mortgage with evidence of recording thereon, or copies thereof together with an Officer's Certificate of the title company or recording office certifying that such represent true and correct copies of the originals and that such originals have each been submitted or promptly after closing will be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

           (g) The (i) original attorney's opinion of title and abstract of title or (ii) the original mortgagee title insurance policy, or
                (iii) if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the same.

           (h) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan.

           (i) The original assignment of leases and rents, if any, with evidence of recording thereon, or a copy thereof together with an Officer's Certificate of the title company or recording office certifying that such copy represents a true and correct copy of the original that has been or will, on the Funding Date be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

           (j) The original assignment of assignment of leases and rents, if any, from the Borrower in blank, in form and substance acceptable for recording.

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           (k)  A copy of the UCC-1 Financing Statements, certified as true and correct by the Borrower, and all necessary UCC-3 Continuation Statements with evidence of filing thereon or copies thereof certified by the Borrower to have been sent or promptly after closing will be sent for filing, and UCC-3 Assignments executed by the Borrower in blank, which UCC-3 Assignments shall be in form and substance acceptable for filing.

           (l)  An environmental indemnity agreement (if any).

           (m)  An omnibus assignment in blank (if any).

           (n) A disbursement letter from the Mortgagor to the original mortgagee (if any).

           (o)  Mortgagor's certificate or title affidavit (if any).

           (p)  A survey of the Mortgaged Property (if any).

           (q)  A copy of the Mortgagor's Opinion of Counsel (if any).

   (II)    With Respect to all Asset Files:

                From time to time, the Borrower shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification (subject to Merrill Lynch approval), consolidation or extension of a Mortgage Loan approved by the Borrower, in accordance with the terms of the Loan Agreement, and upon receipt of any such other documents, the Custodian shall hold such other documents as the Lender shall request from time to time.

                With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the Borrower in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, title company or recording office shall deliver to Lender a true copy thereof with an Officer's Certificate certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. The Borrower shall deliver such original documents to the Custodian promptly when they are received.

           Section 3. Custodial Identification Certificate;

                      Mortgage Loan Schedule and Exception Report; Trust
                      Receipt.

           (a) With respect to Eligible Mortgage Loans, no later than 10:00 a.m., New York City time, two (2) Business Days prior to each Funding Date, the Borrower shall provide the Custodian with a Custodial Identification Certificate and a related Mortgage Loan Schedule (such information contained on the Mortgage Loan Schedule shall be delivered to the Custodian in computer-readable form) with respect to the Eligible Mortgage Loans to be pledged to the Lender on such Funding Date. If the Custodian has received such Custodial Identification Certificate by the time set forth above, and has received a Mortgage File for a Mortgage Loan identified on the Mortgage Loan Schedule attached thereto by 12:00 p.m.,

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New York City time two (2) Business Days prior to a Funding Date, then on such
Funding Date, the Custodian will deliver, via facsimile and by modem, no later than 12:00 p.m., New York City time, to the Lender a Mortgage Loan Schedule and Exception Report for each Mortgage Loan pledged hereunder on such date, with Exceptions identified by the Custodian as current as of the date and time of delivery of such Mortgage Loan Schedule and Exception Report.

           (b) Notwithstanding and in addition to the foregoing, on each Business Day, the Custodian shall deliver to the Borrower and the Lender, via facsimile or modem, a Mortgage Loan Schedule and Exception Report, in each case no later than 2:00 p.m., New York City time, which shall reflect the Exceptions identified by the Custodian as of the close of business on the Business Day prior to the date of delivery of the applicable Mortgage Loan Schedule and Exception Report.

           (c) Each Mortgage Loan Schedule and Exception Report shall list all Exceptions using such codes as shall be in form and substance agreed to by the Custodian and the Lender. The delivery of each Mortgage Loan Schedule and Exception Report to the Lender shall be the Custodian's representation that, other than the Exceptions listed as part of the Exception Report: (i) all documents required to be delivered in respect of such Mortgage Loan pursuant to
Section 2 of this Custodial Agreement have been delivered and are in the possession of the Custodian as part of the Mortgage File for such Mortgage Loan,
(ii) all such documents have been reviewed by the Custodian in accordance with the review procedures attached hereto as Annex 4 (the "Review Procedures") and appear on their face to be regular and to relate to such Mortgage Loan and to satisfy the requirements set forth in Section 2 of this Custodial Agreement,
(iii) the amount of the Mortgage Note is the same as the amount specified on the related Mortgage, and based upon a review of the Mortgage Note, items (a), (b),
(c), (d), (f), and (g) of Annex 1 as set forth in the Mortgage Loan Schedule delivered by the Borrower to the Custodian are the same as shown in the Mortgage Note and (iv) each Mortgage Loan identified on such Mortgage Loan Schedule and Exception Report is being held by the Custodian as the bailee for the Lender and/or its designees pursuant to this Agreement.

           (d) In connection with a Mortgage Loan Schedule and Exception Report delivered hereunder by the Custodian, the Custodian shall make no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Mortgage File or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Subject to the following sentence, the Borrower and the Lender hereby give the Custodian notice that from and after the Funding Date, the Lender shall have a security interest in each Mortgage Loan identified on a Mortgage Loan Schedule and Exception Report until such time that the Custodian receives written notice from the Lender that the Lender no longer has a security interest in such Mortgage Loan (pursuant to Section 26 or otherwise). In the event that the Lender does not make a Loan to the Borrower prior to 3:00 p.m., New York City time, on such Funding Date, upon notice thereof from the Borrower, acknowledged by the Lender, the Custodian shall hold or release to the Borrower, pursuant to the Borrower's written instructions, the Mortgage Loans in respect of the Mortgage Loan Schedule and Exception Report delivered by the Custodian on such Funding Date. Each Mortgage Loan Schedule and Exception Report delivered to the Lender by the Custodian, via facsimile or by modem, shall be deemed superseded and canceled upon the delivery of a subsequent Mortgage Loan Schedule and Exception Report.

           (e) In addition to the foregoing, on the initial Funding Date, the Custodian shall deliver to the Lender a Trust Receipt with a Mortgage Loan Schedule and Exception Report attached thereto. Each Mortgage Loan Schedule and Exception Report delivered by the Custodian to the Lender shall supersede and cancel the Mortgage Loan Schedule and Exception Report previously delivered by the Custodian to the Lender hereunder, and shall replace the then existing Mortgage Loan Schedule and

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Exception Report to be attached to the Trust Receipt. Notwithstanding anything to the contrary set forth herein, in the event that the Mortgage Loan Schedule and Exception Report attached to the Trust Receipt is different from the most recently delivered Mortgage Loan Schedule and Exception Report, then the most recently delivered Mortgage Loan Schedule and Exception Report shall control and be binding upon the parties hereto.

           Section 4. Obligations of the Custodian.

           (a) The Custodian shall maintain continuous custody of all items constituting the Mortgage Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of the Lender therein. Each Mortgage Note (and Assignment of Mortgage) shall be maintained in fireproof facilities.

           (b) With respect to the documents constituting each Mortgage File, the Custodian shall (i) act exclusively as the bailee of, and custodian for, the Lender, (ii) hold all documents constituting such Mortgage File received by it for the exclusive use and benefit of the Lender, and (iii) make disposition thereof only in accordance with the terms of this Custodial Agreement or with written instructions furnished by the Lender; provided, however, that in the event of a conflict between the terms of this Custodial Agreement and the written instructions of the Lender, the Lender's written instructions shall control.

           (c) In the event that (i) the Lender, the Borrower or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Mortgage File or any document included within a Mortgage File or (ii) a third party shall institute any court proceeding by which any Mortgage File or a document included within a Mortgage File shall be required to be delivered otherwise than in accordance with the provisions of this Custodial Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Custodial Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law, continue to hold and maintain all the Mortgage Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Mortgage File or any document included within such Mortgage File as directed by such court. Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Borrower.

           (d) The Lender hereby acknowledges that the Custodian shall not be responsible for the validity and perfection of the Lender's security interest in the Collateral hereunder, other than the Custodian's obligation to take possession of Collateral as set forth in Section 2 hereof.

           Section 5. Release of Collateral.

           (a) From time to time until the Custodian is otherwise notified by the Lender, which notice shall be given by the Lender only following the occurrence of an Event of Default, the Custodian is hereby authorized upon receipt of written request of the Borrower to release documentation relating to Mortgage Loans in the possession of the Custodian to the Borrower, or its designee, for the purpose of correcting documentary deficiencies relating thereto against a Request for Release and Receipt executed by the Borrower and consented to by the Lender, (not to exceed the lesser of 10 files or 2% of the outstanding borrowings, subject to Merrill Lynch approval for amounts that exceed the threshold) in the form of Annex 5-A hereto. The Borrower or its designee shall return

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to the Custodian each document previously released from the Custodian's Mortgage
File within 14 calendar days of receipt thereof. The Borrower hereby further represents and warrants to the Lender that any such request by the Borrower for release of Collateral shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation for returning such Collateral to the Custodian for ultimate sale or exchange and that the Borrower has requested such release in compliance with all terms and conditions of such release set forth in the Loan Agreement. The Lender hereby acknowledges that the Custodian's obligations with respect to any documents so released to the Borrower or its designee pursuant to this Section 5(a) shall be limited to recording the Custodian's receipt thereof upon the return of such documents to the Custodian by the Borrower or its designee.

           (b)  (i)   From time to time until otherwise notified by the Lender,
which notice shall be given by the Lender only following the occurrence of an Event of Default, the Custodian is hereby authorized upon receipt of written request of the Borrower and consent thereto by the Lender to release Mortgage Files in the possession of the Custodian to a third-party purchaser or such third party purchaser's custodian for the purpose of resale thereof against a Request for Release executed by the Borrower in the form of Annex 5-B hereto. On such Request for Release, the Borrower shall indicate the Mortgage Loans to be sold, the amount of sale proceeds anticipated to be received, the date of such anticipated sale, the name and address of the Person to whom the Mortgage Files are to be delivered, and the preferred method of delivery.

           (ii) Any transmittal of documentation for Mortgage Loans in the possession of the Custodian in connection with the sale thereof to a third-party purchaser will be under cover of a transmittal letter substantially in the form attached hereto as Annex 11 duly completed by the Custodian and executed by the Custodian. Any transmittal of documentation for Mortgage Loans in the possession of the Custodian in connection with the shipment to a custodian or trustee in connection with the formation of a mortgage pool supporting a mortgage-backed security (an "MBS") will be under cover of a transmittal letter substantially in the form attached hereto as Annex 11. It is acknowledged and agreed by the parties hereto that the Custodian shall have no obligation to obtain written acknowledgment of receipt from the addressee of any transmittal or other letter sent by the Custodian hereunder. Promptly upon (x) the remittance by such third-party purchaser of the full purchase price of the Mortgage Loan or (y) the issuance of such MBS, the Lender shall notify the Custodian thereof.

           (c) With the prior written consent of the Lender, in each case, the Borrower may substitute for one or more Eligible Mortgage Loans constituting the Collateral one or more substitute Eligible Mortgage Loans or obtain the release of one or more Mortgage Loans constituting Collateral hereunder; provided that, after giving effect to such substitution or release, the Secured Obligations then outstanding shall not exceed the permitted amount, which determination shall be made solely by the Lender. In connection with any such requested substitution or release, the Borrower will provide notice to the Custodian and the Lender no later than 3:00 p.m., New York City time, on the date of such request, specifying the Mortgage Loans to be substituted for or released and the substitute Mortgage Loans to be pledged hereunder in substitution therefor, if any, and shall deliver with such notice a Custodial Identification Certificate and a revised Mortgage Loan Schedule indicating any substitute Mortgage Loans. The Custodian will effect the requested substitution or release no later than 5:00 p.m., New York City time, one Business Day following the day on which such request was made after the Custodian has certified to the Lender on such Business Day that the matters set forth in clauses (i) and (ii) of Section 3(c) hereof with respect to any substitute Mortgage Loans are true and correct. Each such substitution or release shall be deemed to be a representation and warranty by the Borrower that any substitute Mortgage Loans are Eligible Mortgage Loans and that after giving effect

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
to such substitution or release, the Secured Obligations then outstanding shall not exceed the Borrowing Base.

           (d) So long as no Event of Default has occurred and is continuing and margin requirements are satisfied, the Custodian and the Lender shall take such steps as they may reasonably be directed from time to time by the Borrower in writing, which the Borrower deems necessary and appropriate, to transfer promptly and deliver to the Borrower any Mortgage File in the possession of the Custodian relating to any Mortgage Loan previously included in the Borrowing Base as an Eligible Mortgage Loan but which the Borrower, with the written consent of the Lender, has notified the Custodian has ceased to be an Eligible Mortgage Loan.

           (e) Following notification by the Lender (which may be by facsimile) to the Custodian that an Event of Default has occurred and is continuing, the Custodian shall not release, or incur any liability to the Borrower or any other Person for refusing to release, any item of Collateral to the Borrower or any other Person without the express prior written consent and at the direction of the Lender.

           Section 6. Fees and Expenses of Custodian.

           The Custodian shall charge such fees for its services under this Custodial Agreement as are set forth in a separate agreement between the Custodian and the Borrower, the payment of which fees, together with the Custodian's expenses in connection herewith, shall be solely the obligation of the Borrower.

           Section 7. Removal or Resignation of Custodian.

           (a) The Custodian may at any time resign and terminate its obligations under this Custodial Agreement upon at least 60 days' prior written notice to the Borrower and the Lender. Promptly after receipt of notice of the Custodian's resignation, the Lender shall appoint, by written instrument, a successor custodian, subject to written approval by the Borrower (which approval shall not be unreasonably withheld). One original counterpart of such instrument of appointment shall be delivered to each of the Borrower, the Custodian and the successor custodian.

           (b) The Lender, with the consent of the Borrower, upon at least 60 days' prior written notice to the Custodian and the Lender, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Custodial Agreement. Promptly after the giving of notice of removal of the Custodian, the Lender shall appoint, by written instrument, a successor custodian, subject to written approval by the Borrower (which approval shall not be unreasonably withheld). One original counterpart of such instrument of appointment shall be delivered to each of the Lender, the Borrower, the Custodian and the successor custodian.

           (c) In the event of any such resignation or removal, the Custodian shall promptly transfer to the successor custodian, as directed in writing, all the Mortgage Files being administered under this Custodial Agreement and, if the endorsements on the Mortgage Notes and the Assignments of Mortgage have been completed in the name of the Custodian, assign the Mortgages and endorse without recourse the Mortgage Notes to the successor Custodian or as otherwise directed by the Lender. The cost of the shipment of Mortgage Files arising out of the resignation of the Custodian shall be at the expense of the Custodian; and any cost of shipment arising out of the removal of the

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
Custodian shall be at the expense of the Lender. The Borrower shall be responsible for the fees and expenses of the successor custodian and the fees and expenses for endorsing the Mortgage Notes and assigning the Mortgages to the successor custodian if required pursuant to this paragraph.

           Section 8. Examination of Mortgage Files.

           Upon reasonable prior notice to the Custodian and at the Borrower's expense, the Lender, the Borrower and each of their respective agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Mortgage Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans.

           Section 9. Insurance of Custodian.

           At its own expense, the Custodian shall maintain at all times during the existence of this Custodial Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian of collateral substantially similar to the Collateral. Upon request, the Lender shall be entitled to receive a certificate of the respective insurer that such insurance is in full force and effect.

           Section 10. Representations and Warranties.

           The Custodian represents and warrants to the Lender that:

         (i) the Custodian has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Custodial Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Custodial Agreement;

        (ii) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Custodian) is required in connection with the execution, delivery, performance, validity or enforceability of this Custodial Agreement;

       (iii) this Custodial Agreement has been duly executed and delivered on behalf of the Custodian and constitutes a legal, valid and binding obligation of the Custodian enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law); and

        (iv)    the Custodian is not an Affiliate of the Borrower.

           Section 11. Statements.

           Promptly following the request from time to time of the Lender or the Borrower, the Custodian shall provide the Lender or the Borrower, as applicable, with a list of all the Mortgage Loans for which the Custodian holds a Mortgage File pursuant to this Custodial Agreement. Such list shall be in the form of a Mortgage Schedule and Exception Report. Upon the reasonable prior written request of the Borrower or the Lender, the Custodian shall make copies (at the expense of the Borrower) of any documents relating to the Mortgage Loans pledged under the Loan Agreement for such requesting party.

           Section 12. No Adverse Interest of Custodian.

           By execution of this Custodial Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Custodial Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof. The Mortgage Loans shall not be subject to any security interest, lien or right to set-off by Custodian or any third party claiming through Custodian, and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Mortgage Loans.

           Section 13. Indemnification of Custodian.

           (a) The Borrower agrees to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodial Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (other than special, indirect, punitive or consequential damages, which shall in no event be paid by the Custodian) were imposed on, incurred by or asserted against the Custodian relating to or arising out of a Custodial Delivery Failure or the Custodian's negligence, lack of good faith or willful misconduct or breach of its obligations hereunder. The foregoing indemnification shall survive any resignation or removal of the Custodian or the termination or assignment of this Custodial Agreement.

           (b) In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that was in its possession pursuant to Section 2 within two (2) Business Days after required or requested by the Borrower or Lender (a "Custodial Delivery Failure"), and provided that (i) Custodian previously delivered to the Lender a Mortgage Loan Schedule and Exception Report which did not list such document as an Exception on the related Funding Date; (ii) such document is not outstanding pursuant to a Request for Release and Receipt in the form annexed hereto as Annex 5-A; and (iii) such document was held by the Custodian on behalf of the Borrower or Lender, as applicable, then the Custodian shall at its sole cost and expense (a) with respect to any missing Mortgage Note, promptly deliver to the Lender or Borrower upon request, a Lost Note Affidavit in the form of Annex 9 hereto and (b) with respect to any missing document related to such Mortgage Loan, including but not limited to a missing Mortgage Note, (1) indemnify the Borrower or Lender in accordance with Section 13 (c) below and, (2) at the Lender's option, at any time the long term obligations of the Custodian are rated below the second highest rating category of Moody's Investors Service, Inc. or Standard and Poor's Ratings Group, a division of The McGraw-Hill, Inc., obtain and maintain an insurance bond in the name of the Lender, and its successors in interest and assigns, insuring against any losses associated with the loss of such document, in an amount equal to the then outstanding principal balance of the related Mortgage Loan or such lesser amount requested by the Lender in the Lender's sole discretion.

           (c) The Custodian agrees to indemnify and hold the Lender and Borrower, and their respective designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (other than special, indirect, punitive or consequential damages, which shall in no event be paid by the Custodian as incurred) including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure or the Custodian's negligence, lack of good faith or willful misconduct or breach of its obligations hereunder. The foregoing indemnification shall survive any termination or assignment of this Custodial Agreement.

           Section 14. Reliance of Custodian.

           In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any Mortgage Loan Document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Custodial Agreement.

           Section 15. Term of Custodial Agreement.

           Promptly after written notice from the Lender of the termination of the Loan Agreement and payment in full of all amounts owing to the Lender thereunder and under the Note, the Custodian shall deliver all documents remaining in the Mortgage Files to the Borrower, and this Custodial Agreement shall thereupon terminate.

           Section 16. Notices.

           All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the address shown on its signature page hereto, or at such other addresses as may hereafter be furnished to each of the other parties by like notice. The Custodian's office is located at the address set forth on its signature page hereto, and the Custodian shall notify the Lender and the Borrower if such address should change.

           Section 17. Governing Law.

           This agreement shall be governed and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws principles, thereof. Each party hereto agrees that (I) any dispute or controversy arising out of or relating to this Agreement shall be submitted to arbitration before the American Arbitration Association, (II) the arbitration proceedings shall be conducted in New York, New York and (III) the decision of the arbitrators shall be final and judgment may be entered on the award. In the event that such arbitration is unavailable, each party hereto hereby (a) submits to the jurisdiction of the United States Federal and New York State courts situated in the City, County and State of New York, (b) agrees that any litigation arising out of or relating to this Agreement shall be brought in such courts and (c) waives trial by jury.

           Section 18. Authorized Representatives.

           Each individual designated as an authorized representative of the Lender or its successors or assigns, the Borrower and the Custodian, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of the Lender, the Borrower and the Custodian, as the case may be, and the specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Annexes 6, 7 and 8 hereof, respectively. From time to time, the Lender, the Borrower and the Custodian or their respective successors or permitted assigns may, by delivering to the others a revised annex, change the information previously given pursuant to this Section 18, but each of the parties hereto shall be entitled to rely conclusively on the then current annex until receipt of a superseding annex.

           Section 19. Amendment.

           This Custodial Agreement may be amended from time to time by written agreement signed by the Borrower, the Lender and the Custodian.

           Section 20. Cumulative Rights.

           The rights, powers and remedies of the Custodian and the Lender under this Custodial Agreement shall be in addition to all rights, powers and remedies given to the Custodian and the Lender by virtue of any statute or rule of law, the Loan Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Lender's security interest in the Collateral.

           Section 21. Binding Upon Successors.

           All rights and obligations of the Custodian and the Lender under this Custodial Agreement shall inure to the benefit of and bind the Custodian and the Lender and their successors and permitted assigns, and all rights and obligations of the Borrower shall inure to the benefit of and bind its successors and assigns.

           Section 22. Entire Agreement; Severability.

           This Custodial Agreement and the other Loan Documents contain the entire agreement with respect to the Collateral among the Custodian, the Lender and the Borrower. If any of the provisions of this Custodial Agreement shall be held invalid or unenforceable, this Custodial Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

           Section 23. Execution In Counterparts.

           This Custodial Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

           Section 24. Tax Reports.

           The Custodian shall not be responsible for the preparation or filing of any reports or returns relating to federal, state or local income taxes with respect to this Custodial Agreement, other than in respect of the Custodian's compensation or for reimbursement of expenses.

           Section 25. Hypothecating of the Mortgage Loans by the Lender.

           Nothing in this Custodial Agreement shall preclude the lender from engaging in repurchase transactions with the Mortgage Loans or otherwise selling, transferring, pledging or hypothecating the Mortgage Loans (any such repurchase transaction, sale, transfer, pledge or hypothecation being herein referred to as an "Hypothecation"), but no such Hypothecation shall relieve the Lender of its obligations to the related Borrower hereunder.

           Section 26. Notice and Designation of Collateral Agent.

           Notwithstanding anything to the contrary contained in this Agreement, a Collateral Agent may be designated hereunder for the Mortgage Loans from time to time subject to this Agreement by delivery to the Custodian of a Notice of Collateral Agent. From and after the receipt by the Custodian of a Notice of Collateral Agent as provided hereunder until a Collateral Agent Termination, (a) this Section shall supersede Section 25, and (b) the Custodian shall promptly mark its books and records to reflect that the Mortgage Loans are being held for the benefit of the Collateral Agent as representative secured party of the persons or entities to whom the obligations secured by such Mortgage Loans are owed.

           Upon the designation of a Collateral Agent, the Custodian shall promptly deliver to the Collateral Agent a Trust Receipt and a Mortgage Loan Schedule and Exception Report indicating that the Custodian is holding the related Mortgage Loans for the benefit of the Collateral Agent as representative secured party for Lender and the persons or entities to whom Lender owes the obligations secured by such Mortgage Loans. The delivery of such Trust Receipt and Mortgage Loan Schedule and Exception Report shall satisfy the requirements of delivery thereof to the Lender hereunder so long as no Collateral Agent Termination has occurred. Any amendments or modifications to such Trust Receipt and Mortgage Loan Schedule and Exception Report shall be delivered to the Collateral Agent. The Custodian is hereby notified of the security interest in the Mortgage Loans of the Collateral Agent as representative secured party for Lender and the persons or entities to whom Lender owes the obligations secured by such Mortgage Loans.

           The Custodian and the Borrower shall each treat the Collateral Agent as the Lender under this Agreement in accordance with the provisions of this Section. Without limiting the generality of the foregoing, upon receipt of Notice of Collateral Agent from the then Lender and the Collateral Agent and until receipt by the Custodian of Collateral Agent Termination, the Custodian and the Borrower shall each report to and correspond and communicate with the Collateral Agent and in all other regards treat the Collateral Agent as the Lender hereunder with respect to the Mortgage Loans. Upon such Notice of Collateral Agent, the Collateral Agent shall have all rights of the Lender to enforce the covenants and conditions set forth in this Agreement with respect to the Mortgage Loans, and the Custodian and the Borrower, respectively, shall each follow the instructions of the Collateral Agent under this Agreement. The Collateral Agent shall have the right to give any waivers or consents required or allowed under this Agreement, and such waivers and consents shall be binding upon the Lender and any party for whom the Collateral Agent acts as representative secured party as if the

Lender or such party had given the same. All amounts due the Lender under this Agreement shall be remitted to the Collateral Agent in accordance with the Collateral Agent's instructions.

           The Custodian shall send all reports and like communications required to be delivered to the Lender under this Agreement to the Collateral Agent. In addition to all other obligations of the Custodian hereunder, upon the Notice of Collateral Agent, the Custodian shall deliver to the Collateral Agent by bulletin board, electronic mail or such other medium acceptable to the Collateral Agent in its discretion, in a computer-readable format acceptable to the Collateral Agent, (a) by 11:00 a.m., New York time on each Funding Date, the Trust Receipt with respect to each Mortgage Loan with Exceptions identified by the Custodian as of the Business Day prior to the date and time of delivery of such Mortgage Loan Schedule and Exception Report and (b) by 12:00 noon, New York time on each Business Day the Mortgage Loan Schedule and Exception Report with respect to each Mortgage Loan with Exceptions identified by the Custodian as of the Business Day prior to the date and time of delivery of such Mortgage Loan Schedule and Exception Report. Unless the Collateral Agent otherwise requests in writing, the information described herein shall be delivered in lieu of the identical information required to be delivered to the Lender pursuant to this Agreement.

           The Custodian and the Borrower shall continue to deal with the Collateral Agent and hold Mortgage Loans for the Collateral Agent in accordance with the provisions of this Section unless and until the Custodian and the Borrower each receives written notice from the Collateral Agent appointed hereunder and the then current Lender under this Agreement (as evidenced by delivery to the Custodian of executed Assignment and Assumption Agreements showing a complete chain of assignment of this Agreement from the initial Lender hereunder to the then current Lender) that the then current Lender has terminated the Collateral Agent (such notice, the "Collateral Agent Termination") Upon receipt of the Collateral Agent Termination, the Custodian shall no longer remit reports to the Collateral Agent or hold Mortgage Loans for the benefit of the Collateral Agent, but shall instead hold Mortgage Loans for the benefit of the Lender. Upon the Collateral Agent Termination, a new Collateral Agent may be designated in accordance with the provisions set forth herein.

           The Lender agrees to indemnify and hold the Custodian and each of its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of any action taken or not taken by it or them in accordance with the instructions of the Collateral Agent hereunder, unless (a) such instructions from the Collateral Agent are inconsistent with the terms of this Agreement or (b) such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (other than special, indirect, punitive or consequential damages, which shall in no event be paid by the Custodian) were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees.

           Section 27. Joint and Several Liability. Borrower hereby acknowledges and agrees that it shall be jointly and severally liable for all representations, warranties, covenants, obligations and indemnities of the Borrowers hereunder. Business Mortgage Investors, Inc. hereby acknowledges and agrees that it shall be liable for all representations, warranties, covenants, obligations and indemnities of the Borrowers hereunder only to the extent of its pro rata portion of the Secured Obligations.

                            [SIGNATURE PAGE FOLLOWS]

           IN WITNESS WHEREOF, this Custodial Agreement was duly executed by the parties hereto as of the day and year first above written.

                             ALLIED CAPITAL COMMERCIAL CORPORATION


                             By: /s/ JOHN M. SCHEURER
                                -----------------------------
                                 Name: John M. Scheurer
                                 Title: Managing Director

                             Address for Notices:

                             1666 K Street, N.W.
                             9th Floor
                             Washington, D.C. 20006

                             Attention:  Mr. John M. Scheurer
                             Telecopier No.:  (202) 659-2053
                             Telephone No:  (202) 973-6332

                             BUSINESS MORTGAGE INVESTORS, INC.


                             By: /s/ JOHN M. SCHEURER
                                -----------------------------
                                 Name: John M. Scheurer
                                 Title: Managing Director

                             Address for Notices:

                             1666 K Street, N.W.
                             9th Floor
                             Washington, D.C. 20006

                             Attention:  Mr. John M. Scheurer
                             Telecopier No.: (202) 659-2053
                             Telephone No:  (202) 973-6332

                              LASALLE NATIONAL BANK


                             By: /s/ MICHAEL FERRARA
                                -----------------------------
                                 Name: Michael Ferrara
                                 Title:

                             Address for Notices:

                             LaSalle National Bank
                             25 Northwest Point Blvd.
                             Suite 800
                             Elk Grove Village, Illinois 60007

                             Attention:  Mr. Michael Ferrara
                             Telephone No.: 847-427-6421
                             Telecopier No.: 847-427-

                             MERRILL LYNCH MORTGAGE CAPITAL INC.


                             By: /s/ SCOTT CROLAND
                                -----------------------------
                                 Name: Scott Croland
                                 Title:

                              Address for Notices:

                              Mr. Scott Croland
                              101 Hudson Street
                              Jersey City, New Jersey 07302
                              Telephone No: 201-557-1369
                              Telecopier No: 201-557-2516

                              Additional Notices:

                              World Financial Center
                              North Tower, 8th floor, New York, New York 10281

                              Attention:  Mr. Timothy Loughlin
                              Telephone No.: 212-449-5939
                              Telecopier No.: 212-449-6673

                                                                         Annex 1
                                                          to Custodial Agreement

                   Information to be provided with respect to
                             Eligible Mortgage Loans

           For each Mortgage Loan, the Borrower shall provide the following information:

           (a)  the mortgage loan identifying number;

           (b)  the mortgagor's name;

           (c) the mortgaged property's street address, city, state and zip code;

           (d)  the original balance;

           (e)  the current principal balance;

           (f)  the original mortgage interest rate;

           (g)  the original term;

           (h)  the remaining term;

           (i) the date of the last payment made and the due date of such payment; and

           (j) the Collateral Value of such Mortgage Loan.

                                                                         Annex 2
                                                          to Custodial Agreement

                                  TRUST RECEIPT

Merrill Lynch Mortgage Capital Inc.
101 Hudson Street
Jersey City, New Jersey  07302
Attention:  Mr. Robert Eckerstrom



                                                              ____________, 199_



      Re: Custodial Agreement, dated as of August [___], 1997 (the "Custodial Agreement"), among Allied Capital Commercial Corporation, as a Borrower and Business Mortgage Investors, Inc., as a Borrower (each a "Borrower", collectively, the "Borrowers"), LaSalle National Bank, as Custodian, and Merrill Lynch Mortgage Capital Inc., as Lender.


Ladies and Gentlemen:


           In accordance with the provisions of Section [3(e)] [26] of the above-referenced Custodial Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Custodial Agreement), the undersigned, as the Custodian, hereby certifies as to each Mortgage Loan described in the attached Mortgage Loan Schedule and Exception Report all matters (subject to the Exceptions listed therein) set forth in Section 3(c) of the Custodial Agreement.

The delivery of the attached Mortgage Loan Schedule and Exception Report evidences that (i) the Custodian has reviewed all documents required to be delivered in respect of each Mortgage Loan listed herein pursuant to Section 2 and Annex 4 of the Custodial Agreement, and such documents other than the Exceptions listed herein are in the possession of the Custodian as part of the Mortgage File for such Mortgage Loan, (ii) the Custodian is holding each Mortgage Loan identified on the Mortgage Loan Schedule and Exception Report, pursuant to the Custodial Agreement, as the bailee of and custodian for [the Lender] [_______________ [Name of Collateral Agent] as representative secured party for the benefit of the Lender and the persons or entities to whom Lender owes the obligations secured by such Mortgage Loans] and (iii) such documents have been reviewed by the Custodian and appear on their face to be regular and to relate to such Mortgage Loan and satisfy the requirements set forth in
Section 2 of the Custodial Agreement and the Review Requirements.

           The Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Mortgage File or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

           This Trust Receipt shall be deemed superseded and canceled upon the issuance of a subsequent Trust Receipt to the Lender covering the Mortgage Loans identified herein and the Lender shall thereupon promptly return this Trust Receipt to the Custodian.

                                    LASALLE NATIONAL BANK, Custodian


                                    By:
                                       -----------------------------
                                        Name:
                                        Title:

                                                                         Annex 3
                                                          to Custodial Agreement

                      CUSTODIAL IDENTIFICATION CERTIFICATE

           On this _____ day of _____________ 199_, , under that certain Custodial Agreement, dated as of ______, 199__ (the "Custodial Agreement"), among ALLIED CAPITAL COMMERCIAL CORPORATION, as a Borrower and BUSINESS MORTGAGE INVESTORS, INC., as a Borrower (each a "Borrower", collectively, the "Borrowers"), LASALLE NATIONAL BANK, as Custodian, and MERRILL LYNCH MORTGAGE CAPITAL INC., as Lender, the Borrowers do hereby instruct the Custodian to hold, in its capacity as Custodian, the Mortgage Files with respect to the Mortgage Loans listed on Attachment A hereto, which Mortgage Loans shall be subject to the terms of the Custodial Agreement as of the date hereof.

           Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodial Agreement.

           IN WITNESS WHEREOF, the Borrowers have caused this Custodial Identification Certificate to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                    ALLIED CAPITAL COMMERCIAL CORPORATION

                                    By:
                                       -----------------------------
                                        Name:
                                        Title:

                                    BUSINESS MORTGAGE INVESTORS, INC.

                                    By:
                                       -----------------------------
                                        Name:
                                        Title:

                                                                    Attachment A
                                                                      to Annex 3
                                                          to Custodial Agreement

                             PLEDGED MORTGAGE LOANS


                  [Attach appropriate Mortgage Loan Schedules]

                                                                         Annex 4
                                                          to Custodial Agreement

                                REVIEW PROCEDURES

      This Annex sets forth the Custodian's review procedures for each item listed below delivered by the Seller pursuant to the Custodial Agreement (the "Agreement") to which this Annex is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

      1. the Mortgage Note and the Mortgage each appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and Mortgagor or grantor, or in the case of copies of the Mortgage permitted under Section 2 (I)(c) of the Agreement, that such copies bear a reproduction of such signature;

      2. the amount of the Mortgage Note is the same as the amount specified on the related Mortgage;

      3.   the mortgagee is the same as the payee on the Mortgage Note

      4. the Mortgage contains a legal description other than address, city and state on the first page;

      5. the notary section (acknowledgment) is present and attached to the related Mortgage and is signed;

      6. neither the original Mortgage Note, nor the copy of the Mortgage delivered pursuant to the Agreement, nor the original Assignment of Mortgage contain any notations on their face which appear in the good faith judgment of the Custodian to evidence any claims, liens, security interests, encumbrances or restrictions on transfer;

      7. the Mortgage Note is endorsed in blank by the named holder or payee thereof;

      8. each original Assignment of Mortgage and any intervening assignment of mortgage, if applicable, appears to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors (and any other necessary party), as applicable, or in the case of copies permitted under
Section 2 (I)(f) of the Agreement, that such copies appear to bear a reproduction of such signature of signatures and the Officer's Certificate of the Borrower accompanying such copies appears to bear an original signature or a reproduction of such signature, and the intervening assignments of mortgage evidence an uninterrupted chain of assignment and transfer of the related Mortgage from the originating Person to the borrower;

      9. the date of each intervening assignment is on or after the date of the related Mortgage and/or the immediately preceding assignment, as the case may be;

      10. the notary section (acknowledgment) is present and attached to each intervening assignment and is signed; and

      11.  based upon a review of the Mortgage Note, items (a), (b), (c), (d),
(f), and (g) of Annex 1 as set forth in the Mortgage Loan Schedule delivered by the Borrower to the Custodian are the same as shown in the Mortgage Note.

                                                                       Annex 5-A
                                                          to Custodial Agreement


                         Request for Release and Receipt

                                                         Date:  __________, 19__

           The undersigned, [ALLIED CAPITAL COMMERCIAL CORPORATION] [BUSINESS MORTGAGE INVESTORS, INC.] (the "Borrower"), acknowledge receipt from LASALLE NATIONAL BANK, acting as bailee of, and custodian for, (in such capacity, the "Custodian") the exclusive benefit of MERRILL LYNCH MORTGAGE CAPITAL INC. (the "Lender") (capitalized terms not otherwise defined herein are defined in that certain Custodial Agreement, dated as of August [___], 1997 (the "Custodial Agreement"), among Allied Capital Commercial Corporation, as a Borrower, Business Mortgage Investors, Inc., as a Borrower, the Custodian, and the Lender, of the following described documentation for the identified Mortgage Loan, possession of which is entrusted to the Borrower solely for the purpose of correcting documentary defects relating thereto:

   Mortgagor Name     Loan Number     Note Amount     Loan Document

           It is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Collateral hereinabove described and in the proceeds of said Collateral has been granted to the Lender pursuant to the Custodial Agreement.

           In consideration of the aforesaid delivery by the Custodian, the Borrower hereby agrees to hold said Collateral in trust for the Lender as provided under and in accordance with all provisions of the Custodial Agreement and to return said Collateral to the Custodian no later than the close of business on the fourteenth day following the date hereof or, if such day is not a Business Day, on the immediately preceding Business Day.

                                    [ALLIED CAPITAL COMMERCIAL CORPORATION]
                                    [BUSINESS MORTGAGE INVESTORS, INC.]

                                    By:
                                       -----------------------------
                                        Name:
                                        Title:

Documents returned to Custodian:

LASALLE NATIONAL BANK

By:
     -------------------------------
      Name:
      Title:

Date:
     -------------------------------

                                                                       Annex 5-B
                                                          to Custodial Agreement

                               Request for Release

                                                         Date:  __________, 19__

           The undersigned, [ALLIED CAPITAL COMMERCIAL CORPORATION] [BUSINESS MORTGAGE INVESTORS, INC.] (The "Borrower"), requests release from LASALLE NATIONAL BANK, acting as agent, bailee and custodian (in such capacity "Custodian") for the exclusive benefit of the lender (as that term and other capitalized terms not otherwise defined herein are defined in that certain Master Loan and Security Agreement (the "Security Agreement"), dated as of August [__], 1997, among Allied Capital Commercial Corporation, as a Borrower, Business Mortgage Investors, Inc., As a Borrower, and Merrill Lynch Mortgage Capital Inc., As Lender, of the following described documentation for the identified Mortgage Loans, possession of which shall be delivered to ____________________ (the "Approved Purchaser") in connection with the sale thereof. The anticipated closing date for such sale is ______________ and the anticipated purchase proceeds [MBS] shall equal: $__________________.

Mortgagor Name   Loan Number      Note Amount      Loan Document
                                                   Delivered

Please send the referenced documentation to:

           [NAME OF APPROVED PURCHASER ]
           [ADDRESS]
           [TELEPHONE]
           [ATTENTION:]

           Please deliver documents to the Approved Purchaser via
__________________, accompanied by a transmittal letter in the form of Annex [11][12].

                          [ALLIED CAPITAL COMMERCIAL CORPORATION]
                          [BUSINESS MORTGAGE INVESTORS, INC.]


                          By:
                              --------------------------------------------------
                              Name:
                              Title:

                                                                         Annex 6
                                                          to Custodial Agreement


                      AUTHORIZED REPRESENTATIVES OF LENDER



      Name                                Specimen Signature

      -------------------------           -------------------------


      -------------------------           -------------------------


      -------------------------           -------------------------


      -------------------------           -------------------------


      -------------------------           -------------------------

                                                                         Annex 7
                                                          to Custodial Agreement


                     AUTHORIZED REPRESENTATIVES OF BORROWER



      Name                                Specimen Signature

      -------------------------           -------------------------


      -------------------------           -------------------------


      -------------------------           -------------------------


      -------------------------           -------------------------


      -------------------------           -------------------------

                                                                         Annex 8
                                                          to Custodial Agreement


                     AUTHORIZED REPRESENTATIVES OF CUSTODIAN



      Name                                Specimen Signature

      -------------------------           -------------------------


      -------------------------           -------------------------


      -------------------------           -------------------------


      -------------------------           -------------------------


      -------------------------           -------------------------

                                                                         Annex 9
                                                          to Custodial Agreement

                           FORM OF LOST NOTE AFFIDAVIT



           I, as ___________________________ (title) of _______________________
(the "Custodian"), am authorized to make this Affidavit on behalf of the Custodian. In connection with the administration of the Mortgage Loans held by the Custodian on behalf of Merrill Lynch Mortgage Capital Inc. (the "Lender"), _______________ (hereinafter called "Deponent"), being duly sworn, deposes and says that:

           1.   Custodian's address is:

                [CUSTODIAN'S Address]

           2. Custodian previously delivered to the Lender an Asset Schedule and Exception Report with respect to the Mortgage Note, executed by ____________ in favor of _______________ in the amount of $____________________ which did not indicate such Mortgage Note is missing;

           3. Such Mortgage Note and/or Assignment or Mortgage is not outstanding pursuant to a Request for Release of Documents;

           4. Aforesaid Mortgage Note and/or Assignment of Mortgage (hereinafter called the "Original") has been lost;

           5. Deponent has made or has caused to be made diligent search for the Original and has been unable to find or recover same;

           6. The Custodian was the Custodian of the Original at the time of loss; and

           7. Deponent agrees that, if said Original should ever come into Custodian's possession, custody or power, Custodian will immediately and without consideration surrender the Original to the Lender.

           8. Attached hereto is a true and correct copy of (i) the Mortgage Note, endorsed in blank by the Mortgagee, as provided by [BORROWER] or its designee and (ii) the Mortgage which secures the Mortgage Note, which Mortgage is recorded at ___________________

           9. Deponent hereby agrees that the Custodian (a) shall indemnify and hold harmless the Lender, its successors, and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Originals, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the Originals or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a Mortgage Loan evidenced by the Originals, (iv) the issuance of new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through (iv) above are hereinafter referred to as the "Losses") and (b) if required by any rating agency in connection with placing such Originals into a structured and rated transaction, shall obtain a surety bond from an insurer acceptable to the applicable rating agency in an amount acceptable to such rating agency to cover any Losses with respect to such Originals.

           10. This Affidavit is intended to be relied on by the Lender, its successors, and assigns and _______________________ represents and warrants that it has the authority to perform its obligations under this Affidavit.



                               EXECUTED THIS ____ day of _______, 199_, on
                               behalf of the Custodian by:


                               -----------------------------------
                               Signature


                               -----------------------------------
                               Typed Name






           On this _________ day of _______________________, 199_, before me appeared ____________________________________________, to me personally know, who being duly sworn did say that she/he is the ______________________________ of ______________________, and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said _____________________________ acknowledged this instrument to be the free act and deed of said corporation.



-------------------------------------
Notary Public in and for the
State of
         ----------------------------.

My Commission expires:
                       ---------------.

                                                                        Annex 10
                                                          to Custodial Agreement


                                NOTICE OF PLEDGE


                        [TO BE PROVIDED BY MERRILL LYNCH]

                                   RIDER 14 A



Nothing in this custodial agreement shall preclude the lender from engaging in repurchase transactions with the Mortgage Loans or otherwise selling, transferring, pledging or hypothecating the Mortgage Loans (any such repurchase transaction, sale, transfer, pledge or hypothecation being herein referred to as an "Hypothecation"), but no such Hypothecation shall relieve the Lender of its obligations to the related Borrower hereunder.

                                                                        Annex 11
                                                          to Custodial Agreement


                               TRANSMITTAL LETTER
                             [Custodian Letterhead]


[Approved Purchaser]

--------------------------

--------------------------


           Re:
                ------------------------------

Ladies and Gentlemen:

           Attached please find those Mortgage Loans listed separately on the attached schedule, which Mortgage Loans are owned by [ALLIED CAPITAL COMMERCIAL CORPORATION] [BUSINESS MORTGAGE INVESTORS, INC.] (the "Borrower") and are being delivered to you for purchase.

           The Mortgage Loans comprise a portion of the "Collateral" under (and as such term and capitalized terms not otherwise defined herein are defined in) that certain Master Loan and Security Agreement (the "Security Agreement"), dated as of August [__], 1997, among Allied Capital Commercial Corporation, as a Borrower, Business Mortgage Investors, Inc., as a Borrower, and Merrill Lynch Mortgage Capital Inc., as lender (the "Lender"). We are advised by Lender that each of the Mortgage Loans is subject to a security interest in favor of the Lender, which security interest shall be automatically released upon your remittance of the full amount of the purchase price of such Mortgage Loan (as set forth on the schedule attached hereto) by wire transfer to the following account of the Borrower maintained with the Lender:

                    WIRE INSTRUCTIONS TO SETTLEMENT ACCOUNT:

                         [to be provided by the Lender]

           We are advised by Lender that pending your purchase of each Mortgage Loan and until payment therefor is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Lender. In the event that any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the Custodian at its address set forth below. IN NO EVENT SHALL ANY MORTGAGE LOAN BE RETURNED TO, OR SALES PROCEEDS REMITTED TO, THE BORROWER. The Mortgage Loan must be so returned or sales proceeds remitted in full no later than ten (10) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned Custodian immediately.

           NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE LENDER ON THE TERMS DESCRIBED IN THIS LETTER. THE CUSTODIAN

REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                       Very truly yours,

                                       LASALLE NATIONAL BANK
                                       as Custodian

                               By:
                                   --------------------------------
                                    Name:
                                    Title:

                              Address:
                                       ----------------------

                                       ----------------------

RECEIPT ACKNOWLEDGED:

[APPROVED PURCHASER]

By
  ------------------------
   Name:
   Title:

Date:
      --------------------

                                                                        Annex 12
                                                          to Custodial Agreement


                               TRANSMITTAL LETTER
                             [Custodian Letterhead]


[Custodian/Trustee/Agency]

--------------------------

--------------------------


           Re:  Shipment of Mortgage Loans for Pool Formation


Ladies and Gentlemen:

           Attached please find those Mortgage Loans listed separately on the attached schedule, which are owned by [ALLIED CAPITAL COMMERCIAL CORPORATION] [BUSINESS MORTGAGE INVESTORS, INC.] (the "Borrower") and are being delivered to you, as custodian/trustee, for certification in connection with the formation of a mortgage pool supporting the issuance of a mortgage-backed security (the "MBS") described as follows:
                             ----------------------------------.

           The Mortgage Loans comprise a portion of the "Collateral" under (and as such term and capitalized terms not otherwise defined herein are defined in) that certain Master Loan and Security Agreement (the "Security Agreement"), dated as of August [__] 1997, among Allied Capital Commercial Corporation, as a Borrower, Business Mortgage Investors, Inc., as a Borrower, and Merrill Lynch Mortgage Capital Inc., as lender (the "Lender"). We are advised that each of the Mortgage Loans is subject to a security interest in favor of the Lender, which security interest shall be automatically released upon the issuance and delivery of the MBS to the Lender.

           We are advised that pending issuance of the MBS, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Lender. In the event that any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the Custodian at its address set forth below. IN NO EVENT SHALL ANY MORTGAGE LOAN BE RETURNED TO, OR SALES PROCEEDS REMITTED TO, THE BORROWER. The Mortgage Loan must be so returned or sales proceeds remitted in full no later than [sixty (60)] days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned Custodian immediately.

           NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE LENDER ON THE TERMS DESCRIBED IN THIS LETTER. THE CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                     Very truly yours,

                                     LASALLE NATIONAL BANK
                                     as Custodian

                                     By:
                                        --------------------------------
                                         Name:
                                         Title:

                                     Address:
                                             ----------------------

                                             ----------------------

RECEIPT ACKNOWLEDGED:

[CUSTODIAN/TRUSTEE]

By
  ------------------------
   Name:
   Title:

Date:
     ---------------------

                                                                        Annex 13
                                                          to Custodial Agreement



                               ____________, 199__



LaSalle National Bank
25 Northwest Point Blvd.
Suite 800
Elk Grove Village, Illinois 60007

Attention:
           ------------------

           Re: Notice of Collateral Agent under that certain Custodial Agreement (the "Agreement"), dated as of August [__], 1997, among Merrill Lynch Mortgage Capital Inc. ("MLMCI"), Allied Capital Commercial Corporation, as a Borrower and Business Mortgage Investors, Inc., as a Borrower (each a "Borrower", collectively, the "Borrowers") and LaSalle National Bank (the "Custodian")

Gentlemen and Mesdames:

           In accordance with Section 26 of the Agreement, MLMCI hereby notifies the Custodian that the Collateral Agent is [NAME OF COLLATERAL AGENT, Street Address, City, State, ZIP Code, Facsimile number, Reference or Attention line] and that the Collateral Agent has security interests in the Mortgage Loans as representative secured party for the persons or entities to whom the obligations secured by the Mortgage Loans are owed. Accordingly, the Custodian is hereby instructed and authorized to mark its books and records that it holds such Mortgage Loans for the benefit of the Collateral Agent as the representative secured party for the benefit of such persons or entities, and for the Collateral Agent unless and until it receives a Collateral Agent Termination in accordance with Section 26 of the Agreement.

           Capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

           Kindly acknowledge your receipt of this letter by signing and returning one original counterpart to each of MLMCI and the Collateral Agent.

                                    Very truly yours,

                                    MERRILL LYNCH MORTGAGE CAPITAL INC.

                                    By:
                                       --------------------------------

                                    Name:
                                         ------------------------------

                                    Title:
                                          -----------------------------

RECEIPT ACKNOWLEDGED:

LASALLE NATIONAL BANK
(Custodian)


By:
   ---------------------------

Name:
     -------------------------

Title:
      ------------------------

The Collateral Agent named below hereby acknowledges that it has received a copy of the Custodial Agreement and will assume all rights and duties of Lender under the Custodial Agreement

[NAME OF COLLATERAL AGENT]
(Collateral Agent)

By:
   ---------------------------

Name:
     -------------------------

Title:
      ------------------------